Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Eagle Exploration Company, a Colorado
corporation, (the "Company"), on Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"),  I, Raymond
N.  Joeckel,  President  and Chief  Financial  Officer of the Company,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and result of operations of the Company.

August 16, 2004

                                                      /s/Raymond N. Joeckel
                                                         Raymond N. Joeckel
                                                         President and Chief Financial Officer